SHARE CAPITAL	9 Months Ended
Mar. 31, 2012
Notes to Financial Statements
SHARE CAPITAL

NOTE 4 – SHARE CAPITAL

The Company is authorized to issue 100,000,000 shares of common stock ($0.001 par value) and 1,000,000 shares of preferred stock ($0.001 par value). The Company issued 5,000,000 shares of its common stock to its incorporator, chief executive officer and president for organization costs/services. These services were valued at $5,000. Following its formation, the Company issued 1,000,000 shares of common stock to our incorporator, chief executive officer and president, as consideration for the purchase of a business plan along with a client/customer list. Our incorporator, chief executive officer and president paid approximately $1,000 in producing that business plan and the client/customer list were acquired over time. The acquisition of the business plan and client/customer list was valued at $1,000.

At March 31, 2012, there are 6,000,000 shares of common stock issued and outstanding.